GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R, Class R6 and Class T Shares (as applicable) of the

Goldman Sachs Blue Chip Fund

Goldman Sachs Capital Growth Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Flexible Cap Fund

Goldman Sachs Strategic Growth Fund

(the “Funds”)

Supplement dated July 17, 2018 to the

Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017, as supplemented to date

(with respect to Class A, Class C, Institutional, Service, Investor,

Class R, Class R6 and Class T Shares)

and to the Summary Prospectuses, Prospectus and SAI,

each dated April 16, 2018 (with respect to Class P Shares)

Effective September 30, 2018, Sean Gallagher will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Blue Chip and Capital Growth Funds. Steven M. Barry and Steven E. Becker will continue to serve as portfolio managers for the Blue Chip and Capital Growth Funds.

There are no changes to the portfolio managers for the Concentrated Growth, Flexible Cap, and Strategic Growth Funds.

Accordingly, effective September 30, 2018, the Funds’ disclosures are modified as follows:

All references to Mr. Gallagher in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety. All references to Mr. Barry’s title in the Summary Prospectuses, Prospectuses and SAI are changed to “Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity”.

This Supplement should be retained with the Summary Prospectuses, Prospectuses and SAI for future reference.

EQG1CONFIDSTK 07-18